UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report	(Date of earliest event reported):	February 22, 2006
LaCROSSE FOOTWEAR, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
18550 NE Riverside Parkway, Portland, Oregon 97230
(Address of principal executive offices, including zip code)
(503) 776-1010
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On February 22, 2006, LaCrosse Footwear, Inc. issued a press release entitled “LACROSSE FOOTWEAR SIGNS FINANCIAL AGREEMENT WITH PORTLAND DEVELOPMENT COMMISSION”. The agreement with the Portland Development Commission (PDC) is for a $750,000 loan and grant package to assist in bringing LaCrosse’s Corporate Headquarters and the Danner Distribution Center to the City of Portland. PDC is the city’s agency for economic development, housing, and urban renewal. A copy of the press release is attached as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
99.1	LaCrosse Footwear, Inc. Press Release dated February 22, 2006, entitled “LACROSSE FOOTWEAR SIGNS FINANCIAL AGREEMENT WITH PORTLAND DEVELOPMENT COMMISSION”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.
Dated: February 24, 2006	By:	/s/ David P. Carlson
David P. Carlson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	LaCrosse Footwear, Inc. Press Release dated February 22, 2006, entitled “LACROSSE FOOTWEAR SIGNS FINANCIAL AGREEMENT WITH PORTLAND DEVELOPMENT COMMISSION”.

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